UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

OXiGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Watertown, MA 02472

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 673-7800

Item 5.    Other Events and Required FD Disclosure.

On June 10, 2003, OXiGENE, Inc. publicly disseminated a press release announcing that it had completed a private placement of 1,500,000 shares of its common stock, $.01 par value per share, at a price of $10.00 per share, to three institutional investors, on June 10, 2003. OXiGENE also issued warrants to purchase an aggregate of 375,000 shares of its common stock, exercisable at $15.00 per share, to the investors in the offering. The information contained in the press release is incorporated herein by reference and is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Financial statements of businesses acquired. Not applicable.

(b)    Pro forma financial information. Not applicable.

(c)    The following exhibits are furnished with this report:

          Exhibit

          Number             Description

    99.1                Press Release dated June 10, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, INC.

(Registrant)

Date: June 10, 2003	/s/ Frederick W. Driscoll

Frederick W. Driscoll

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number             Description

99.1                   Press Release dated June 10, 2003.